February 11, 2025

BNY MELLON RESEARCH GROWTH FUND, INC.

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund’s primary portfolio managers are Karen Behr and Julianne McHugh. Ms. Behr has been a primary portfolio manager of the fund since September 2021 and is a portfolio manager at NIMNA. Ms. McHugh has been a primary portfolio manager of the fund since February 2025 and is Head of Sustainable Equities and a senior portfolio manager at NIMNA.

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The following information supersedes and replaces contrary information in the second paragraph in the section "Fund Details – Management – Sub-Adviser" in the prospectus:

The fund’s primary portfolio managers are Karen Behr and Julianne McHugh. Ms. Behr has been a primary portfolio manager of the fund since September 2021 and Ms. McHugh has been a primary portfolio manager of the fund since February 2025. Ms. Behr is a portfolio manager at NIMNA. She has been employed by NIMNA or a predecessor company of NIMNA since 2008. Ms. McHugh has been a primary portfolio manager of the fund since February 2025 and is Head of Sustainable Equities and a senior portfolio manager at NIMNA. She has been employed by NIMNA or a predecessor company of NIMNA since 2004.

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